Fees Summary	Dec. 01, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 4,334.8
Total Fee Amount	4,334.8
Total Transaction Valuation	28,313,528.82
Total Offset Amount	0
Net Fee	$ 0